SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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TRANSAMERICA FUNDS

(Name of Registrant as Specified in its Charter)

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TRANSAMERICA FUNDS

Transamerica Small Cap Core

1801 California Street, Suite 5200

Denver, CO 80202

June 15, 2020

Dear Shareholder:

A special meeting of shareholders of Transamerica Small Cap Core (the “Fund”), a series of Transamerica Funds (the “Trust”), is scheduled to be held as a virtual meeting on July 30, 2020, at 10 a.m. (Mountain time) (the “Special Meeting”). In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Fund has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meeting are included in this Proxy Statement.

You are being asked to approve the proposed liquidation of the Fund in which you are invested, as described below. We are seeking your approval of the proposal through the enclosed proxy statement, which we invite you to review closely. In addition to shareholders who own shares of the Fund directly, or indirectly such as through a broker dealer, certain variable annuity contract and variable life policy holders may have value allocated to the Fund through a separate account available as an investment option under their contract or policy. Such contract and policy holders who are indirectly invested through a contract or policy funded by a separate account are not shareholders of the Fund. However, for ease of reference, for discussions that do not relate to Fund governance or approval rights, shareholders of the Fund and contract and policy holders whose contracts or policies are invested in the Fund through a separate account may collectively be referred to in this Proxy Statement as “shareholders”.

On March 11-12, 2020, the Board of Trustees of the Trust considered and approved the liquidation and dissolution of the Fund subject to the approval by the Fund’s shareholders of the Plan of Liquidation. If the proposed Plan of Liquidation is approved by the Fund’s shareholders, the Fund will, by the Liquidation Date (as defined below), in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence. If the proposed Plan of Liquidation is approved by shareholders, the Plan of Liquidation is expected to take effect on or about July 31, 2020. As soon as practicable thereafter, the Fund would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”).

Certain investors invest in the Fund through the Small Cap Core Subaccount of Transamerica Variable Funds, a registered insurance company separate account established by Transamerica Financial Life Insurance Company (“TFLIC”). These investors have allocated amounts contributed and remitted to TFLIC on their behalf under group variable annuity contracts to the Transamerica Variable Funds – Small Cap Core Subaccount. If you invest in the Fund through an allocation to the Transamerica Variable Funds – Small Cap Core Subaccount and, by the Liquidation Date, you have not yet transferred your interest in that subaccount to another investment option, upon the liquidation of the Fund, the liquidation proceeds related to your investment will be transferred to the Transamerica Variable Funds – Government Money Market Subaccount, which in turn invests in Class I3 shares of Transamerica Government Money Market, a series of Transamerica Funds, managed by TAM and sub-advised by BlackRock Investment Management, LLC. If you are such a contract holder, you may be able to transfer that interest in the Fund to any of the other allocation options available under your variable annuity contract in accordance with the terms of your contract at any time prior to the Liquidation Date free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. If the liquidation proceeds related to that interest in the Fund are transferred to Transamerica Government Money Market, you may subsequently be able to transfer that interest in Transamerica Government Money Market to any of the other allocation options available under your variable annuity contract in accordance with the terms of your contract, free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days after the Liquidation Date. The proposed liquidation, as well as contract value transfers in anticipation of or subsequent to the proposed liquidation, will not ordinarily create federal income tax liability for you in connection with your variable annuity contract or variable life insurance policy. Whether or not you plan to attend the Special Meeting and regardless of the size of the interest you hold, your vote is important to us. By responding promptly, you will save the expense of additional follow-up mailings and solicitations. Please vote today.

Voting is quick and easy. You may vote by telephone, via the Internet or by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the accompanying postage-paid return envelope.

If you have any questions about the proposals, please call the Trust toll-free at 1-888-233-4339.

Sincerely,

/s/ Marijn P. Smit
Marijn P. Smit
Chairman, President and Chief Executive Officer

IMPORTANT INFORMATION FOR SHAREHOLDERS

Please read the full text of the enclosed proxy statement.

Below is a brief overview of the proposal to be voted on. Your vote is important.

QUESTIONS AND ANSWERS

Q.	Why am I receiving the proxy statement?

A.

You and the other shareholders who invest in Transamerica Small Cap Core (the “Fund”), a series of Transamerica Funds (the “Trust”), are being asked to vote “FOR” the following proposal that has been approved by the Board of Trustees of the Trust (the “Board” or “Board Members”).

Proposal I: Approval of a Plan of Liquidation to liquidate Transamerica Small Cap Core and distribute the liquidation proceeds to the shareholders of the Fund, all as described in the attached Proxy Statement.

Q.	Why is the Fund being liquidated?

A.

Transamerica Asset Management, Inc. (“TAM”), the Fund’s investment manager, believes the Fund lacks the necessary scale to operate efficiently and has poor prospects for growth. TAM does not believe there is a current opportunity to significantly distribute the Fund to new investors. TAM therefore recommended, and the Board of Trustees agreed, that the liquidation of the Fund was in the best interests of the Fund and its shareholders.

Q.	Why am I being asked to vote on the proposal?

A.

Certain investors who hold a group variable annuity contract that is allocated to the Fund and who have not otherwise given transfer instructions prior to the Liquidation Date will have the applicable interests in the Fund transferred to Class I3 shares of Transamerica Government Money Market. Although shareholder approval is not necessary to liquidate the Fund under the Trust’s organizational documents, TAM requested that the Board approve soliciting shareholder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to these potential transfers. The Board has approved the proposal, believes it is in shareholders’ best interests and recommends you vote “FOR” the proposal.

Q.	If I hold a contract that is allocated to the Fund through a variable fund subaccount, what will happen to my shares after the Fund is liquidated?

A.

If the Fund is liquidated, and you own a contract that is allocated to the Fund through an investment in the Transamerica Variable Funds – Small Cap Core Subaccount and have not otherwise given transfer instructions prior to the Liquidation Date, the applicable interest in the Fund will be transferred to the Transamerica Variable Funds – Government Money Market Subaccount, which invests in Class I3 shares of Transamerica Government Money Market.

Q.	Do I have to reinvest my liquidation proceeds in Transamerica Government Money Market?

A.

If you invest in the Fund through the Small Cap Core Subaccount of Transamerica Variable Funds, a registered insurance company separate account established by Transamerica Financial Life Insurance Company, and, by the Liquidation Date, you have not yet transferred your interest in that subaccount to another investment option, upon the liquidation of the Fund, the liquidation proceeds related to your investment will be automatically transferred to the Transamerica Variable Funds – Government Money Market Subaccount, which in turn invests in Class I3 shares of Transamerica Government Money Market, a series of Transamerica Funds, managed by TAM and sub-advised by BlackRock Investment Management, LLC.

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In addition, shareholders of the Fund who hold shares through UMB Bank, N.A. custodial accounts which are held directly with Transamerica Funds and have not exchanged their shares prior to the Liquidation Date will automatically be exchanged to the corresponding class of Transamerica Government Money Market. Further, certain shareholders of the Fund that hold shares through Transamerica Retirement Solutions retirement products may have their investment transferred to the corresponding class of Transamerica Government Money Market, depending on the policies of the retirement plan or intermediary through which they invest.

Q.	Will my vote make a difference?

A.

Yes. Your vote is very important and can make a difference in the governance of the Fund, no matter the size of the interest you hold. Your vote can help ensure that the proposal recommended by the Board can be implemented. We encourage all Fund shareholders to participate in the governance of the Fund.

Q.	Who is paying for the preparation, printing and mailing of the proxy statement and solicitation of proxies?

A.

TAM will bear these expenses, which are estimated to be approximately $61,000 including preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Broadridge Financial Solutions, Inc.(“Broadridge”), the proxy solicitor), the cost of any necessary filings with the Securities and Exchange Commission (“SEC”), legal fees, accounting fees, and expenses of holding the Special Meeting.

Q.	Who do I call if I have questions?

A.

If you need more information or have any questions about the proposal, please call the Trust toll-free at 1-888-233-4339. If you have any questions about voting, please call Broadridge toll-free at 866-619-8480.

Q.	How do I vote my interests?

A.

You can provide voting instructions by telephone, by calling the toll-free number on the enclosed proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your interests by signing and dating the enclosed proxy card, and mailing it in the enclosed postage-paid envelope.

You may also attend the Special Meeting and vote your interests. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

Q:	When and where will the Special Meeting be held?

A.

We intend to hold the Fund’s Special Meeting as a virtual meeting on July 30, 2020, at 10 a.m. (Mountain time). In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Fund has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meeting are included in this Proxy Statement.

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TRANSAMERICA FUNDS

Transamerica Small Cap Core

1801 California Street, Suite 5200

Denver, CO 80202

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Scheduled To Be Held Virtually on July 30, 2020

Please take notice that a Special Meeting of shareholders who invest in Transamerica Small Cap Core (the “Fund”), a series of Transamerica Funds (the “Trust”), scheduled to be held as a virtual meeting on July 30, 2020, at 10 a.m. (Mountain time), to consider and vote on the following proposals:

Proposal I.	Approval of a Plan of Liquidation to liquidate Transamerica Small Cap Core and distribute the liquidation proceeds to the shareholders of the Fund, all as described in the attached Proxy Statement; and

Proposal II.	To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.

After careful consideration of the proposal, the Board of the Fund approved Proposal I and recommends that shareholders vote “FOR” the proposal.

Each shareholder of record of the Fund at the close of business on June 1, 2020 is entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof.

PLEASE NOTE: In light of public health concerns regarding the ongoing coronavirus (COVID-19) pandemic, and taking into account related orders and guidance issued by federal, state and local governmental bodies, the Board of Trustees of the Fund has determined that the Special Meeting will be held in a virtual meeting format only, via the internet, with no physical in-person meeting. The details on how to participate in the virtual Special Meeting are included in this Proxy Statement.

By order of the Board,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

June 15, 2020

SHAREHOLDERS ARE INVITED TO ATTEND THE VIRTUAL SPECIAL MEETING. HOWEVER, YOU MAY VOTE PRIOR TO THE SPECIAL MEETING BY TELEPHONE, VIA THE INTERNET OR BY RETURNING YOUR COMPLETED PROXY CARD. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF FURTHER PROXY SOLICITATION BY PROMPTLY VOTING YOUR INTERESTS USING ONE OF THREE CONVENIENT METHODS: (A) BY CALLING THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED PROXY CARD; (B) BY ACCESSING THE INTERNET WEBSITE AS DESCRIBED IN THE ENCLOSED PROXY CARD; OR (C) BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

TRANSAMERICA FUNDS

Transamerica Small Cap Core

1801 California Street, Suite 5200

Denver, CO 80202

PROXY STATEMENT

Introduction

This Proxy Statement (“Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” and each member of the Board, a “Board Member”) of Transamerica Funds (the “Trust”), on behalf of Transamerica Small Cap Core (the “Fund”). The proxies are being solicited for use at a special meeting of shareholders scheduled to be held as a virtual meeting on July 30, 2020, at 10 a.m. (Mountain time) (the “Special Meeting”), and at any and all adjournments or postponements thereof. The virtual Special Meeting is scheduled to be held for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

This Proxy Statement and the accompanying materials are being first mailed by the Board to shareholders on or about June 22, 2020.

PLEASE NOTE: The Special Meeting will be held virtually over the internet. To attend, vote, and submit any questions at the Special Meeting, please register at https://viewproxy.com/TransamericaSmallCapCoreFund/broadridgevm.

In order for beneficial owners of shares registered in the name of a broker, bank, or other nominee to attend, participate, and vote at the virtual Special Meeting, they must first obtain a legal proxy from the relevant broker, bank, or other nominee and then register their attendance ahead of the Special Meeting at https://viewproxy.com/TransamericaSmallCapCoreFund/broadridgevm.

The Trust is organized as a Delaware statutory trust. The Trust is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

You are being asked to vote at the Special Meeting because you were invested in the Fund as of the close of business on June 1, 2020 (the “Record Date”). Each shareholder of record at the close of business on the Record Date is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder’s shares of the Fund (with proportional fractional votes for fractional shares). The number of shares of the Fund outstanding and the net assets of the Fund at the close of business on the Record Date were as follows:

Class*	Net Assets ($)	Total Shares Outstanding	Net Asset Value Per Share
A	$1,674,442.15	211,954.7025	$7.90
C	$334,199.18	43,011.4774	$7.77
I	$267,159.50	33,689.7226	$7.93
I2	$12,502,989.27	1,574,683.7872	$7.94
R	$22,954,389.78	2,858,579.0523	$8.03
R4	$4,120,672.06	512,521.4005	$8.04
I3	$60,288,961.64	7,507,965.3350	$8.03

*	Class T2 shares of the Fund were registered but have never been offered to investors.

Please sign, date and return the proxy card included with this Proxy Statement. You may also provide voting instructions by telephone or over the Internet. If you vote by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access to the voting sites and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting. On the matters coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shareholder’s shares will be voted accordingly. If a proxy is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Special Meeting.

Shareholders who execute proxies or provide voting instructions by telephone, mail, or the Internet may revoke them at any time before a vote is taken on the Proposal by filing with the Fund a written notice of revocation (addressed to the Secretary at the principal executive offices of the Fund at the address above), by delivering a duly executed proxy bearing a later date or by attending and voting at the Special Meeting, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold your shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

Quorum, Vote Required and Manner of Voting Proxies

Quorum

A quorum of shareholders is required to take action at the Special Meeting. For the purposes of taking action on Proposal I, shareholders entitled to vote and present at the Special Meeting or by proxy representing at least thirty percent (30%) of the voting power of the Fund shall constitute a quorum at a Special Meeting.

Votes cast at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The inspectors of election will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will treat abstentions as present for purposes of determining a quorum.

In the absence of a quorum, a Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, a Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. The persons named as proxies may, at their discretion, vote those proxies in favor of an adjournment of a Special Meeting. A vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received.

Vote Required

The approval of Proposal I requires the vote of a “majority of the outstanding voting securities” of the Fund within the meaning of the 1940 Act, which is defined as the affirmative vote of the lesser of (a) 67% or more of the voting power of the voting securities of the Fund that are present or represented by proxy at the Special Meeting if shareholders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the voting power of the outstanding securities of the Fund.

Any abstentions or broker non-votes would effectively be treated as votes “AGAINST” Proposal I. “Broker non-votes” are shares held by brokers or nominees, typically in “street name,” as to which proxies have been returned but (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter. Please note that broker non-votes are not expected with respect to Proposal I because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on such a matter.

The following table shows how Fund shares will be treated for the purposes of quorum and voting requirements.

Shares	Quorum	Voting
In General	All shares “present” at the meeting or by proxy are counted toward a quorum.	Shares “present” at the meeting will be voted at the meeting. Shares present by proxy will be voted in accordance with instructions.

Signed Proxy with No-Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting for purposes of quorum.	Voted “for” Proposal I.

Shares	Quorum	Voting
Broker Non-Vote (where the underlying Owner had not voted and the broker does not have authority to vote the shares)	Because Proposal I is considered a non-routine matter, broker non-votes are not counted towards establishing a quorum at the meeting.	Broker non-votes do not count as a vote “for” Proposal I and have the same effect as a vote “against” the Proposal. Please note that broker non-votes are not expected with respect to Proposal I to be voted on because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies on the matter.

Vote to Abstain	Considered “present” at the meeting for purposes of quorum.	Abstentions do not count as a vote “for” Proposal I and have the same effect as a vote “against” the Proposal.

Manner of Voting

If you hold your shares directly (not through a broker-dealer, bank, insurance company or other intermediary), and if you return a signed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” Proposal I.

The Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. The New York Stock Exchange (the “NYSE”) takes the position that a broker-dealer that is a member of the NYSE and that has not received instructions from a customer or client prior to the date specified in the broker-dealer firm’s request for voting instructions may not vote such customer or client’s shares with respect to non-routine proposals, including Proposal I.

If you hold shares in the Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or the distributor of the Fund, the service agent may be the record shareholder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A signed proxy card or other authorization by a beneficial shareholder that does not specify how the beneficial shareholder’s shares should be voted on the Proposal may be deemed an instruction to vote such shares in favor of the Proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares for which it has not received specific voting instructions from its customers in the same proportion as other shareholders with similar accounts that have submitted voting instructions to the service agent. This practice is commonly referred to as “proportional voting” or “echo voting.” Shareholders should consult their service agent for more information.

In the case of interests in the Fund held by separate accounts established by Transamerica insurance companies to fund variable annuity contracts or variable life insurance policies, ownership of the interests is legally vested in the separate accounts. For those separate accounts that are not registered under the 1940 Act, it is the Fund’s understanding that the Transamerica insurance companies will seek voting instructions from the account holders for the Fund’s interests held by separate accounts registered under the 1940 Act and will vote in accordance with those instructions. A signed proxy card or other authorization by such a holder that does not specify how the holder’s interests should be voted may be deemed an instruction to vote in favor of the Proposal. It is the Fund’s understanding that the Transamerica insurance companies will seek voting instructions from the account holders for the Fund’s interests held by separate accounts registered under the 1940 Act and will vote in accordance with such instructions. A signed proxy card or other authorization by such a holder that does not specify how the holder’s interests should be voted may be deemed an instruction to vote in favor of the Proposal. For separate accounts that are registered under the 1940 Act, the Transamerica insurance companies will use proportional voting to vote interests for which no timely instructions are received from holders. It is the Fund’s understanding that the Transamerica insurance companies do not require that a specified number of holders submit voting instructions before they will vote the interests in the Fund held by their registered separate accounts at the Special Meeting. As a result, a small number of holders could determine how a Transamerica insurance company votes, if other holders fail to vote.

With respect to interests in the Fund held by a series of a collective investment trust, an unregistered pooled investment vehicle, it is the Fund’s understanding that the trustee of each applicable collective investment trust will seek voting instructions from unit holders of relevant series and will vote in accordance with those instructions.

If you beneficially own shares that are held in “street name” through a broker-dealer or that are held of record by a service agent, or if you hold shares through a variable annuity contract or a variable life insurance policy, and you do not provide specific voting instructions for your shares, they may not be voted at all or, as described above, they may be voted in a manner that you may not intend. In particular, failure to vote may not be an effective way to oppose the Proposal. Therefore, you are strongly encouraged to give your broker-dealer, or service agent or participating insurance company specific instructions as to how you want your shares to be voted.

Under TAM’s proxy voting policies and procedures, in the case of those Transamerica Asset Allocation Funds for which TAM is responsible for all aspects of the day-to-day management that hold shares of the Fund, TAM will vote the shares of the Fund in accordance with the recommendations of the Boards of Trustees of such Asset Allocation Funds. For those Transamerica Asset Allocation Funds for which Morningstar Investment Management, LLC acts as portfolio construction manager that hold shares of the Fund, the portfolio construction manager will vote the shares of the Fund in accordance with its proxy voting policies and procedures. As of June 1, 2020, the Transamerica Asset Allocation Funds owned approximately 12.23% of the Fund’s outstanding shares.

If you need more information or have any questions about the Proposal, please call the Trust toll-free at 1-888-233-4339. If you have any questions about voting, please call the Fund’s proxy solicitor, Broadridge at 866-619-8480.

Revoking Proxies

Each Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Secretary of the Trust;

•	By returning a duly executed proxy bearing a later date;

•	By voting by telephone or over the Internet at a later date; or

•	By attending and voting at the Special Meeting and giving oral notice of revocation to the chairman of the Special Meeting.

However, attendance at the Special Meeting, by itself, will not revoke a previously executed and returned proxy.

PROPOSAL I — APPROVAL OF PLAN OF LIQUIDATION FOR

TRANSAMERICA SMALL CAP CORE

This Proposal I is to be voted on by shareholders of Transamerica Small Cap Core (for purposes of this proposal, the “Fund”).

Background

On March 11-12, 2020, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act), based on the recommendation of TAM, the Fund’s investment manager, determined that the Fund should be liquidated and dissolved, subject to shareholder approval of the proposed Plan of Liquidation. The Plan of Liquidation for the Fund can be found in Appendix A attached hereto. The discussion of the Plan of Liquidation in this Proxy Statement is a brief summary of the principal terms of the Plan of Liquidation. For a more complete understanding of the Plan of Liquidation, please read Appendix A.

Certain investors invest in the Fund through the Small Cap Core Subaccount of Transamerica Variable Funds, a registered insurance company separate account established by Transamerica Financial Life Insurance Company (“TFLIC”). These investors have allocated amounts contributed and remitted to TFLIC on their behalf under group variable annuity contracts to the Transamerica Variable Funds – Small Cap Core Subaccount. If you invest in the Fund through an investment in the Transamerica Variable Funds – Small Cap Core Subaccount and, by the Liquidation Date, you have not yet transferred your interest in that subaccount to another investment option, upon the liquidation of the Fund, the liquidation proceeds related to your investment will be transferred to the Transamerica Variable Funds – Government Money Market Subaccount, which in turn invests in Class I3 shares of Transamerica Government Money Market, a series of Transamerica Funds, managed by TAM and sub-advised by BlackRock Investment Management, LLC. If you are such a contract holder, you may be able to transfer that interest in the Fund to any of the other allocation options available under your variable annuity contract in accordance with the terms of your contract at any time prior to the Liquidation Date free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. If the liquidation proceeds related to that interest in the Fund are transferred to Transamerica Government Money Market, you may subsequently be able to transfer that interest in Transamerica Government Money Market to any of the other allocation options available under your variable annuity contract in accordance with the terms of your contract or policy, free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days after the Liquidation Date.

In addition, holders of Class A, C and I shares of the Fund who hold shares through UMB Bank, N.A. custodial accounts which are held directly with Transamerica Funds and have not exchanged their shares prior to the Liquidation Date will automatically be exchanged to the corresponding class of Transamerica Government Money Market. Further, certain holders of Class R, R4 and I3 shares of the Fund that hold shares through retirement products may have their investment transferred to the corresponding class of Transamerica Government Money Market, depending on the policies of the retirement plan or intermediary through which they invest.

Reasons for the Proposed Liquidation

TAM believes the Fund lacks the necessary scale to operate efficiently and the Fund has poor prospects for growth. TAM does not believe there is a current opportunity to significantly distribute the Fund to new investors. For these reasons, TAM recommended and the Board approved the liquidation of the Fund.

At its meeting on March 11-12, 2020, the Board considered a number of factors, including the amount of the Fund’s net assets, the Fund’s poor performance relative to its benchmark and peer group, information from TAM regarding the outlook for the Fund, and the terms and conditions of the Plan of Liquidation. The Board considered alternatives to liquidating the Fund, including whether a merger with or transfer of assets to another mutual fund would be possible, and if it would produce desirable results for the Fund’s shareholders. The Board also considered representations from TAM that (i) TAM would bear all of the expenses incurred in connection with carrying out the Plan of Liquidation; (ii) contract or policy holders invested through Transamerica Small Cap Core Subaccount that have not provided instructions by the Liquidation Date would have the amount of their investment transferred to Transamerica Government Money Market Subaccount, which invests in Class I3 shares of Transamerica Government Money Market; (iii) other shareholders that have not provided instructions by the Liquidation Date would receive cash or have the amount of their investment transferred to an appropriate money market fund or default fund, depending on the policies of the retirement plan, or intermediary through which they invest; and (iv) TAM anticipates that the Fund will be in a net loss position at the time of the liquidation, although the liquidation will be a taxable event to shareholders who are not invested through a tax favored account. The Board also noted that contract or policy holders would have the right to subsequently transfer their interests in the applicable money market fund or default fund to any of the other investment options free of any applicable transfer restrictions, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for a period of ninety (90) days following the liquidation. After considering and discussing these factors, the Board determined that the proposed liquidation would be in the best interests of the Fund’s shareholders.

Although shareholder approval is not necessary to liquidate the Fund under the Fund’s organizational documents, TAM requested that the Board solicit shareholder approval of the Plan of Liquidation in order to meet regulatory requirements applicable to the transfer of the interests of the Fund’s Subaccount to Transamerica Government Money Market’s Subaccount.

Accordingly, after consideration of the above recommendation and such other factors and information it considered relevant, the Board unanimously approved the liquidation and dissolution of the Fund subject to the approval by the Fund’s shareholders of the Plan of Liquidation.

Liquidation Costs

TAM will bear certain expenses of the liquidation, which are estimated to be approximately $61,000 including: preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Broadridge), the cost of any necessary filings with the SEC, legal fees, accounting fees, and expenses of holding shareholder meetings.

The Fund will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Fund prior to the Liquidation Date as a result of the liquidation, which were approximately $296,976 (32.8 basis points of the Fund’s net asset value) as of May 13, 2020.

Transamerica Government Money Market will bear any brokerage fees and other transaction costs associated with the purchase of portfolio holdings by Transamerica Government Money Market after the liquidation as a result of any cash in-flows from the liquidation.

The Rationale for Recommending Transamerica Government Money Market for Variable Fund Subaccount Holders

While TAM considered other funds as substitutes for the Fund, it determined that Transamerica Government Money Market would be an appropriate vehicle into which to transfer the contract value of applicable investors who do not exercise their transfer rights prior to the liquidation.

The following tables compare the annual fund operating expenses of the Fund and Transamerica Government Money Market for the one-year period ended October 31, 2019. The fees shown do not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Transamerica Small Cap Core

Class	A	C	I	R	R4	I2	I3
Management fees	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.50%	0.25%	0.00%	0.00%
Other expenses	0.31%	0.26%	0.22%	0.11%	0.11%	0.11%	0.11%
Total annual fund operating expenses	1.39%	2.09%	1.05%	1.44%	1.19%	0.94%	0.94%
Fee waiver and/or expense reimbursement[1]	0.09%	0.04%	0.00%	0.00%	0.09%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	1.30%	2.05%	1.05%	1.44%	1.10%	0.94%	0.94%

[1]

Contractual arrangements have been made with the fund’s investment manager, TAM through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares, 1.50% for Class R shares, 1.10% for Class R4 shares, 0.95% for Class I2 shares and 0.95% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Transamerica Government Money Market

Shareholder Fees (fees paid directly from your investment)
Class	A		C	I	R2	R4	I2	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	[1]	1.00%	None	None	None	None	None

[1]

Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase.

Class	A	C	I	R2	R4	I2	I3
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other expenses[1]	0.23%	0.24%	0.26%	0.36%	0.06%	0.06%	0.06%
Recaptured expenses[2,3]	0.07%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%
All other expenses	0.16%	0.17%	0.26%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses	0.72%	1.48%	0.50%	0.85%	0.55%	0.30%	0.30%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.02%	0.05%	0.05%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%	1.48%	0.48%	0.80%	0.50%	0.30%	0.30%

[1]	Other expenses for Class I2 shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	“Recaptured expenses” for Class A and Class C shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.73% for Class A shares, 1.48% for Class C shares, 0.48% for Class I shares, 0.80% for Class R2 shares, 0.50% for Class R4 shares, 0.38% for Class I2 shares and 0.38% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Further information about Transamerica Government Money Market, including performance information, is available in Appendix C. The investment strategies, objectives and policies of Transamerica Government Money Market are different than those of the Fund. Shareholders should carefully review the prospectus dated March 1, 2020 for Transamerica Government Money Market, as supplemented from time to time. For more information about Transamerica Government Money Market and for a free copy of its most recent summary prospectus, statutory prospectus, statement of additional information, annual or semi-annual report, call 1-800-851-9777 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericafunds.com.

Plan of Liquidation

If the Plan of Liquidation is approved by the shareholders of the Fund, the Fund will, by the Liquidation Date, in accordance with the Plan of Liquidation: (1) sell or otherwise convert to cash or cash equivalents its portfolio securities and other assets; (2) pay any liabilities and any necessary dividends with respect to the Fund’s current and prior taxable years; (3) make a liquidating distribution equal to the shareholders’ interest in the remaining assets of the Fund without the deduction of any fees or the imposition of any charges; and (4) wind up its operations and dissolve its existence.

If the proposed Plan of Liquidation is approved by shareholders, the Plan of Liquidation is expected to take effect on or about July 31, 2020. As soon as practicable thereafter, the Fund would be liquidated pursuant to the Plan of Liquidation (the “Liquidation Date”). To facilitate the proposed liquidation, the Fund was closed to new investors on May 1, 2020, and effective on or about July 24, 2020, the fund will close to all investments.

In addition, if the proposed Plan of Liquidation is approved by the shareholders of the Fund, following shareholder approval and during the period prior to the Liquidation Date, the Fund may not operate in accordance with its stated investment objective, policies, restrictions and strategies. If the Plan of Liquidation is not approved by the shareholders of the Fund, the Board will consider what other action should be taken with respect to the Fund, including continuing the normal operations of the Fund.

Shareholder Approval

To become effective with respect to the Fund, the Plan of Liquidation must be approved by a vote of a majority of the outstanding voting securities of the Fund. The “vote of a majority of the outstanding voting securities” is defined in the 1940 Act as the lesser of the vote of (a) 67% or more of the voting power of the voting securities of the Fund that are present at the Special Meeting or represented by proxy if shareholders of shares representing more than 50% of the voting power of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the voting power of the outstanding voting securities of the Fund. The Plan of Liquidation was approved by the independent Board Members, separately, and by the Board of the Fund, as a whole, after consideration of all factors which it determined to be relevant to its deliberations, including those discussed above.

The Board unanimously recommends that the shareholders of the Fund vote “FOR” the approval of the Plan of Liquidation, and based on that recommendation, shareholders are encouraged to vote “FOR” the approval of the Plan of Liquidation.

OTHER BUSINESS

The Board Members do not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before a Special Meeting, including any questions as to an adjournment or postponement of the Special Meeting, any such matter will be voted in accordance with the judgment of the persons named in the accompanying proxy card.

ADDITIONAL INFORMATION RELATING TO THE PROPOSAL

Transfer Rights - Variable Fund Subaccount Holders

Policy or contract holders who own a policy or contract funded by an interest in the Fund through an investment in the Transamerica Variable Funds – Small Cap Core Subaccount have the opportunity to submit transfer instructions in order to transfer that interest in the Fund prior to the Liquidation Date. For policy or contract holders who have provided transfer instructions prior to the Liquidation Date, that interest in the Fund may be transferred to the investment option(s) selected in accordance with the transfer instructions. On the Liquidation Date, contract or policy holders who have not exercised their transfer rights prior to the Liquidation Date will have the liquidation proceeds related to the applicable interests in the Fund transferred to the Transamerica Variable Funds – Government Money Market Subaccount, which invests in Class I3 shares of Transamerica Government Money Market.

The proposed liquidation of the Fund will not in any way affect the rights of such contract or policy holders. As of the date of this Proxy Statement, contract or policy holders have the opportunity to transfer their interest in the Fund to any of the other investment options available free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge. Likewise, for ninety (90) days following the liquidation of the Fund, contract or policy holders who had liquidation proceeds related to interests in the Fund transferred to Transamerica Government Money Market may transfer the interests in Transamerica Government Money Market to any of the other investment options free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge.

Shortly after the proposed liquidation, each contract or policy holder who had liquidation proceeds related to an interest in the Fund transferred to Transamerica Government Money Market will receive a notice (accompanied by a transfer request form and a postage pre-paid return envelope) explaining that the interests have been transferred and requesting that the contract or policy holder submit a transfer request in the event that they do not want their contract or policy to remain invested in Transamerica Government Money Market. Such contract or policy holders have the opportunity to transfer the interests in Transamerica Government Money Market to any of the other investment options free of any applicable transfer restriction, transfer charges and without such transfer counting as one of a limited number of transfers permitted during any period free of charge for ninety (90) days following the liquidation of the Fund.

Such contract or policy holders will not incur any transfer fees or other charges under the Plan of Liquidation. TAM will pay the expenses of carrying out the Plan of Liquidation, including, without limitation: (1) expenses associated with the preparation and filing of a proxy statement relating to the liquidation, (2) fees and disbursements of legal counsel and other professionals, and (3) postage, printing and proxy solicitation costs (including the fees and expenses of Broadridge). The Fund will bear any brokerage fees and other transaction costs associated with the sale of portfolio holdings of the Fund prior to the Liquidation Date as a result of the liquidation.

Certain U.S. Federal Income Tax Consequences

For contract or policy holders who own a contract or policy that is funded by an interest in the Fund through an investment in the Transamerica Variable Funds – Small Cap Core Subaccount, the liquidation and subsequent transfer of interests currently allocated to the Fund to Transamerica Government Money Market will not ordinarily create any tax liability, and those contract and policy holders will not ordinarily incur any tax liability upon exercising their transfer rights to transfer the value of an interest in the Fund to another investment option.

For shareholders that hold Fund shares in a taxable account, the liquidation of the Fund is a taxable event for federal income tax purposes. A shareholder who receives redemption proceeds will be treated as having received the redemption proceeds in exchange for the shareholder’s shares of the Fund and will recognize gain or loss for federal income tax purposes based on the difference between the amount received and the shareholder’s basis in the shares of the Fund. Any distributions received (including, but not limited to, any capital gain distributions) will be taxable in the normal manner.

The foregoing is only a summary of certain U.S. federal income tax consequences of the liquidation of the Fund and should not be considered tax advice. There can be no assurance that the Internal Revenue Service will concur with all or any of the guidance discussed above. You should consult with your own tax advisers regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations that may apply in your particular circumstances.

Investment Manager

TAM, located at 1801 California Street, Suite 5200, Denver, CO 80202, serves as the investment manager to the Transamerica family of funds, including the Fund. TAM provides continuous and regular investment management services to the Fund. TAM currently acts as a “manager of managers” and hires investment sub-advisers to furnish investment advice and recommendations and has entered into a sub-advisory agreement with the Fund’s sub-adviser. In acting as a manager of managers, TAM provides investment management services that include, without limitation, selection, proactive oversight and monitoring of sub-advisers, daily monitoring of the sub-advisers’ buying and selling of securities for the Fund and regular review and evaluation of sub-adviser performance and adherence to investment style and process. TAM’s management services include, among other things, the provision of supervisory, compliance and administrative services to the Fund. More information on the investment management services rendered by TAM is included in the Fund’s Statement of Additional Information.

TAM has been a registered investment adviser since 1996. As of December 31, 2019, TAM has approximately $80.5 billion in total assets under management.

TAM is directly owned by Transamerica Premier Life Insurance Company (“TPLIC”) (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Legal Proceedings

On August 27, 2018, TAM, Aegon USA Investment Management, LLC (“AUIM”) and Transamerica Capital, Inc. (“TCI”) reached a settlement with the Securities and Exchange Commission (the “SEC”) that resolved an investigation into asset allocation models and volatility overlays utilized by AUIM when it served as sub-adviser to certain Transamerica-sponsored mutual funds, and related disclosures. TAM and TCI serve as investment manager and principal underwriter, respectively, to Transamerica-sponsored mutual funds. TCI also serves as the principal underwriter to the variable life insurance and annuity products through which certain Transamerica-sponsored mutual funds are offered. AUIM, an affiliate of TAM and TCI, serves as sub-adviser to a number of Transamerica-sponsored mutual funds.

The SEC’s order instituting administrative and cease-and-desist proceedings (the “Order”) pertains to events that occurred during the period between July 2011 and June 2015, and, among other things, the operation and/or implementation of an asset allocation model utilized by AUIM when it served as sub-adviser to certain Transamerica tactical funds and asset allocation funds, the designation of the portfolio manager for certain of these funds as well as the operation and/or implementation of volatility overlays utilized by AUIM when it served as sub-adviser to the asset allocation funds. The Order also states that the parties failed to make appropriate disclosures regarding these matters, including in marketing materials, and failed to have adequate compliance policies and procedures. AUIM ceased to serve as sub-adviser to the Transamerica tactical funds on April 30, 2015 and to the Transamerica asset allocation funds on June 30, 2015.

Under the terms of the Order, AUIM, TAM and TCI were censured, and agreed, without admitting or denying the findings in the Order, to cease and desist from committing or causing any violations of certain statutory provisions and SEC rules. AUIM agreed to pay civil penalties of $21,000,000, $24,599,896 in disgorgement and $3,682,195 in prejudgment interest. TAM agreed to pay civil penalties of $10,500,000, $15,000,000 in disgorgement and $2,235,765 in prejudgment interest. TCI agreed to pay civil penalties of $4,000,000, $12,000,000 in disgorgement and $1,826,022 in prejudgment interest. The amounts paid in disgorgement, prejudgment interest and civil penalties have been deposited into a Fair Fund for distribution to affected investors. Affected investors are those who purchased or held the relevant mutual funds, variable life insurance and annuity investment portfolios and separately managed account strategies during the period between July 2011 and June 2015. The Order states that these investors are to receive from the Fair Fund the pro rata fees and commissions paid by them during that period, subject to any de minimis threshold. The settlement does not impose any restrictions on the business or continued ability of AUIM, TAM or TCI to serve the funds. The foregoing is only a brief summary of the Order. A copy of the Order is available on the SEC’s website at https://www.sec.gov. The funds are affected by many factors and risks: for example, the risk that the sub-advisers’ judgments and investment decisions, and methods, tools, resources, information, models and analyses utilized in making investment decisions, are incorrect or flawed, do not produce the desired results, and cause the funds to lose value. See “Principal Risks” in the Fund’s prospectus.

Sub-Adviser

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666, serves as sub-adviser to Transamerica Small Cap Core. Systematic has been a registered investment adviser since 1982. Affiliated Managers Group, Inc. (NYSE: AMG), a publicly traded asset management company, holds its equity interest in Systematic through its holding companies Titan NJ LP Holdings LLC and Titan NJ GP Holdings, Inc. Systematic’s Management Team retains autonomous control of the investment philosophy and process, as well as comprehensive management of the firm. As of December 31, 2019, Systematic has approximately $3 billion in total assets under management.

Transfer Agent and Distributor

Transamerica Fund Services, Inc. (“TFS”) is the transfer agent of the Fund and is located at 1801 California Street, Suite 5200, Denver, CO 80202. The current distributor of the Fund is Transamerica Capital, Inc. (“TCI”), located at 1801 California Street, Suite 5200, Denver, CO 80202. TAM, TFS and TCI are affiliates of Aegon, NV.

Custodian

State Street Bank & Trust (“State Street”), located at One Lincoln Street, Boston, MA 02111, serves as the Fund’s custodian.

Annual and Semi-Annual Reports

Shareholders of the Fund can find important information about the Fund in the Trust’s annual report dated October 31, 2019 and its semi-annual report dated April 30, 2019, which have been previously mailed to shareholders. You may obtain copies of these reports without charge by writing to the Fund at the address shown below, by calling the Fund at (888) 233-4339 or by visiting the Trust’s website at www.transamericafunds.com.

Shareholder inquiries and transaction requests should be mailed to:

Transamerica Funds

1801 California Street, Suite 5200

Denver, CO 80202

Proxy Solicitation

The solicitation of proxies will be principally conducted by the mailing of this Proxy Statement beginning on or about June 22, 2020, but proxies may also be solicited by telephone and/or by representatives of the Fund, regular employees of TAM or its affiliate(s), or Broadridge, a private proxy services firm. It is anticipated that the estimated cost of retaining Broadridge is approximately $26,000. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with brokerage houses and custodians, nominees and fiduciaries to forward proxies and proxy materials to their clients.

The cost of the Special Meeting, including the preparation of this Proxy Statement, printing and distributing the proxy materials, the costs of soliciting and tallying voting instructions (including the fees and expenses of Broadridge), the cost of any necessary filings with the SEC, legal fees and accounting fees, will be borne by TAM.

Principal Shareholders

To the knowledge of the Trust, as of the Record Date, the Trustees and officers of the Trust did not own 1% or more of the outstanding shares of the Fund.

As of the Record Date, the persons listed in Appendix B owned of record the amount of shares of the Fund indicated in Appendix B.

Shareholder Communications to the Board

Shareholders may mail written communications to the Fund’s Board, addressed to the care of the Secretary of the Fund, at the Trust’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, and (ii) identify the full name of the Fund. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting, or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things: (i) does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information).

Shareholders Sharing the Same Address

As permitted by law, the Fund will deliver only one copy of this Proxy Statement to shareholders residing at the same address, unless such shareholders have notified the Fund of their desire to receive multiple copies of the shareholder reports and proxy statements the Fund sends. If you would like to receive an additional copy, please contact your Fund by writing to the address shown on the front page of this Proxy Statement or by calling the Fund at (888) 233-4339. The Fund will then promptly deliver, upon request, a separate copy of this Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Fund’s shareholder reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

Shareholder Proposals

The Fund is not required to and does not intend to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to Erin D. Nelson, Secretary, 1801 California Street, Suite 5200, Denver, Colorado 80202.

Proposals relating to the Fund must be received a reasonable time prior to the date of a meeting of shareholders of the Fund to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and other governing instruments.

Fiscal Year

The fiscal year end of the Fund is October 31.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Special Meeting. However, if other matters are properly presented to the Special Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Special Meeting will be available at the offices of the Fund, 1801 California Street, Suite 5200, Denver, Colorado 80202 for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Special Meeting.

Adjournment

Failure of a quorum to be present at the Special Meeting will necessitate adjournment. The persons named in the enclosed proxy may also move for an adjournment of the Special Meeting if a quorum is present but sufficient votes have not been received to approve a proposal, or for any other reason consistent with applicable law and the Trust’s Declaration of Trust Charter and By-Laws, including to allow for the further solicitation of proxies. Under the Trust’s By-Laws, in the absence of a quorum, the Special Meeting may be adjourned by the motion of the person presiding at the Special Meeting. If a quorum is present but sufficient votes to approve a proposal are not received, the Special Meeting may be adjourned by the affirmative vote of a majority of the shares present at the Special Meeting or represented by proxy at the Special Meeting. Any adjournment may be made with respect to any business which might have been transacted at such meeting, and any adjournment will not delay or otherwise affect the effectiveness and validity of any business transacted at the Special Meeting prior to adjournment.

Information about the Fund

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information have been filed by the Fund and may be obtained upon payment of a duplication fee or by electronic request at the following e-mail address, publicinfo@sec.gov. Reports and other information about the Fund is also available on the SEC’s Internet site at http://www.sec.gov. To obtain a copy of this Proxy Statement or other information about the Fund, without charge, or to request other information or make other inquiries about the Fund, call 1-888-233-4339 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202, or visit the Trust’s website at www.transamericaseriestrust.com.

Please submit your voting instructions promptly by signing and dating the enclosed proxy card and returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to similarly provide voting instructions by telephone or by the Internet.

By order of the Board,

/s/ Erin D. Nelson
Erin D. Nelson
Chief Legal Officer and Secretary

June 15, 2020

APPENDIX A

TRANSAMERICA FUNDS

Transamerica Small Cap Core

PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the “Plan”), dated and effective as of July 31, 2020 (the “Effective Date”), is adopted by Transamerica Funds (the “Trust”), a Delaware statutory trust, with respect to Transamerica Small Cap Core (the “Fund”), a series of the Trust. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), and this Plan is adopted as a plan of liquidation for purposes of the Internal Revenue Code of 1986, as amended (the “IRC”), and the regulations thereunder, with respect to the Fund.

The Plan is intended to accomplish the complete liquidation and dissolution of the Fund and the redemption of the Fund’s outstanding shares in conformity with all applicable laws, including the laws of the State of Delaware, the 1940 Act, the IRC, and the Trust’s governing documents.

WHEREAS, the Trust’s Board of Trustees (the “Board”), on behalf of the Fund, has determined that it is in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, the Board has considered and unanimously adopted this Plan as the method of liquidating the Fund, in accordance with the Trust’s governing documents, subject to approval of this Plan by the Fund’s shareholders;

NOW THEREFORE, the liquidation and dissolution of the Fund shall be carried out in the manner hereinafter set forth:

1.     Liquidation Date. The liquidation shall occur within twelve (12) months of the Effective Date (the “Liquidation Date”).

2.     Shareholder Meeting. The Board will call a shareholder meeting to be held prior to the Liquidation Date in order to submit to shareholders this Plan for its approval or disapproval.

3.    Dissolution. As promptly as practicable on or after the Liquidation Date, consistent with the provisions of the Plan, the Fund shall be dissolved in accordance with the laws of the State of Delaware and the Trust’s governing documents.

4.    Cessation of Business. After the Effective Date, the Fund shall cease its business as an investment company and shall not engage in any business activities except for the purposes of winding up its business and affairs, marshalling and preserving the value of its assets, and distributing its assets to shareholders in redemption of their shares in accordance with the provisions of the Plan after the payment to (or reservation of assets for payment to) all creditors of the Fund and discharging or making reasonable provisions for the Fund’s liabilities.

5.     Liquidation of Assets. As soon as is reasonable and practicable on or after the Effective Date, all portfolio securities of the Fund shall be converted to cash or cash equivalents. In the alternative, if determined to be in the best interests of the Fund and the beneficial owners of its shares, the Fund may elect not to liquidate its portfolio assets and shall rather distribute such amounts in-kind to its shareholders consistent with applicable statutes, regulations and interpretations, which shall constitute a liquidating distribution for this purpose.

6.     Payment of Debts. As soon as is reasonable and practicable on or after the Effective Date, the Fund shall determine and pay, or set aside in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred on or before the date of the liquidating distribution provided for in Section 7 below.

7.     Liquidating Distribution. On the Liquidation Date, the Fund shall mail the following to its shareholders of record on the business day preceding the Liquidation Date in redemption of such shareholders’ shares of the Fund: (1) a liquidating distribution (or distributions, if more than one distribution shall be necessary), which may be in cash or cash equivalents or in-kind, equal to each shareholder’s proportionate interest in the net assets of the Fund; and (2) information concerning the sources of the liquidating distribution. Upon the mailing of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled. If the Trust is unable to make distributions to all of the Fund’s shareholders because of the inability to locate shareholders to whom distributions in cancellation and redemption of the Fund’s shares are payable, the Board may create, in the name and on behalf of the Fund, a trust with

A-1

a financial institution and, subject to applicable abandoned property laws, deposit any remaining assets of the Fund in such trust for the benefit of the shareholders that cannot be located. The expenses of such trust shall be charged against the assets therein.

8.     Satisfaction of Federal Income and Excise Tax Distribution Requirements. The Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends and any amounts treated as distributed by the Fund pursuant to Sections 562(b), 565, or 852(b)(3) of the IRC, shall have the effect of distributing to the Fund’s shareholders all of the Fund’s net tax exempt income and investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund’s net capital gain, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any available capital loss carryforward) and any additional amounts necessary to avoid any excise tax for such periods.

9.     Expenses of the Fund. The Fund will bear all related transaction costs. Transamerica Asset Management, Inc. shall bear all expenses incurred in connection with the carrying out of this Plan including, but not limited to, all printing, legal, accounting, custodian, and transfer agency fees, and the expenses of any reports to shareholders.

10.     Power of the Board. The Board and, subject to the authority and approval of the Board, the officers of the Trust, shall have the authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the preparation, execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the 1940 Act or any other applicable laws.

11.     Amendment of Plan. The Board shall have the authority to authorize or ratify such variations from, or amendments to, the provisions of the Plan as may be necessary or appropriate to effect the marshalling of the Fund’s assets and effect complete liquidation of the Fund and the distribution of the Fund’s net assets to its shareholders in redemption of the shares in accordance with the laws of the State of Delaware, the 1940 Act, the IRC, the Trust’s governing documents, and the purposes to be accomplished by the Plan, if the Board determines that such action would be in the best interests of a Fund and its shareholders.

12.    No Appraisal Rights. Shareholders shall have no appraisal rights in connection with the liquidation.

13.     Filings. The Board hereby directs the appropriate parties to make any necessary filings (including, without limitation, the completion and filing of Internal Revenue Service Form 966) relating to the liquidation and dissolution of the Fund with the Internal Revenue Service and with any other taxing or other authority.

14.     Non-Recourse. The obligations of the Trust entered into in the name, or on behalf thereof, by any of the Trustees of the Trust, representatives, or agents of the Trust are made not individually, but only in such capacities, and are not binding upon any of the Trustees of the Trust, shareholders, or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Fund must look solely to the assets of the Trust belonging to the Fund for the enforcement of any claims against the Trust.

TRANSAMERICA FUNDS, on behalf of Transamerica Small Cap Core

By:
Name:
Title:

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APPENDIX B

5% and 25% Interest Ownership

To the knowledge of the Trust, as of June 1, 2020, the following persons owned beneficially or of record 5% or more of a class of outstanding shares of the Fund.

Name & Address	Fund Name	Class	Shares	Percent of Class
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Blvd Attn Mutual Fund Dept - 4th Floor Jersey City NJ 07310-1995	Transamerica Small Cap Core	A	160,628.259	75.80%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Core	A	30,836.515	14.55%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Core	C	29,818.998	69.31%

Umb Bank Na Cust IRA FBO Michael S Rosbrook 2405 Bright Future Way Raleigh NC 27614-6764	Transamerica Small Cap Core	C	3,236.899	7.52%

American Enterprise Inv Svcs A/C 6022-4972 707 2nd Ave S Minneapolis MN 55402-2405	Transamerica Small Cap Core	C	2,787.838	6.48%

Transamerica Asset Management Inc Seed Money Account Attn Corporate Accounting 6400 C St Sw Msc 2H-Cr Cedar Rapids IA 52499-0003	Transamerica Small Cap Core	I	31,186.477	92.61%

Transamerica Asset Allocation - Moderate Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	732,739.974	46.56%

Transamerica Asset Allocation - Moderate Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	401,924.509	25.54%

Transamerica Asset Allocation - Conservative Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	248,072.305	15.76%

B-1

Name & Address	Fund Name	Class	Shares	Percent of Class
Transamerica Asset Allocation - Growth Portfolio Investment Account Attn Fund Operations Mailstop 20B 1801 California St Ste 5200 Denver CO 80202-2642	Transamerica Small Cap Core	I2	190,969.624	12.14%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	I3	7,510,894.164	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R	2,858,409.161	100.00%
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class R4 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	R4	512,838.018	100.00%

Any person who holds beneficially more than 25% of the Fund may be deemed to control the Fund until such time as it holds beneficially 25% or less of the outstanding common shares of the Fund. Any person controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote and may be able to take action regarding the Fund without consent or approval of the other shareholders.

To the knowledge of the Trust, as of June 1, 2020, the following persons held beneficially more than 25% of the Fund.

Name & Address	Fund Name	Shares	Percent of Fund
State Street Bank & Trust Co Ttee Various Retirement Plans Trs Class I3 Series 440 Mamaroneck Ave Harrison NY 10528-2418	Transamerica Small Cap Core	7,510,894.164	59.04%

B-2

APPENDIX C

Further Information Related to Transamerica Government Money Market

Shareholders should carefully review the prospectus dated March 1, 2020 for Transamerica Government Money Market. For more information about Transamerica Government Money Market and for a free copy its most recent prospectus, statement of additional information, annual or semi-annual report, please call (888) 233-4339 or write to the Trust, 1801 California Street, Suite 5200, Denver, CO 80202. Transamerica Government Money Market’s investment manager is TAM and its sub-adviser is BlackRock Investment Management, LLC (“BlackRock”).

Investment Objective: Seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fees and Expenses: The following table describes the annual fund operating expenses of Transamerica Government Money Market for the one-year period ended October 31, 2019. This table describes the fees and expenses that you may pay if you buy and hold fund shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class	A		C	I	R2	R4	I2	I3
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None	None	None	None	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	[1]	1.00%	None	None	None	None	None

[1]

Purchases of Class A shares in amounts of $1 million or more that are not subject to an initial sales charge may be subject to a 1.00% contingent deferred sales charge if those shares are redeemed within 24 months of their purchase.

Class	A	C	I	R2	R4	I2	I3
Management fees	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%	0.24%
Distribution and service (12b-1) fees	0.25%	1.00%	0.00%	0.25%	0.25%	0.00%	0.00%
Other expenses[1]	0.23%	0.24%	0.26%	0.36%	0.06%	0.06%	0.06%
Recaptured expenses[2,3]	0.07%	0.07%	0.00%	0.00%	0.00%	0.00%	0.00%
All other expenses	0.16%	0.17%	0.26%	0.00%	0.00%	0.00%	0.00%
Total annual fund operating expenses	0.72%	1.48%	0.50%	0.85%	0.55%	0.30%	0.30%
Fee waiver and/or expense reimbursement[3]	0.00%	0.00%	0.02%	0.05%	0.05%	0.00%	0.00%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.72%	1.48%	0.48%	0.80%	0.50%	0.30%	0.30%

[1]	Other expenses for Class I2 shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[2]	“Recaptured expenses” for Class A and Class C shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
[3]

Contractual arrangements have been made with the fund’s investment manager, TAM, through March 1, 2021 to waive fees and/or reimburse fund expenses to the extent that total annual fund operating expenses exceed 0.73% for Class A shares, 1.48% for Class C shares, 0.48% for Class I shares, 0.80% for Class R2 shares, 0.50% for Class R4 shares, 0.38% for Class I2 shares and 0.38% for Class I3 shares, excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the fund’s business. These arrangements cannot be terminated prior to March 1, 2021 without the Board of Trustees’ consent. TAM is permitted to recapture amounts waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may reimburse TAM only if such reimbursement does not cause, on any particular business day of the fund, the class’s total annual operating expenses (after the reimbursement is taken into account) to exceed the applicable limits described above or any other lower limit then in effect.

Example: This Example is intended to help you compare the cost of investing in Transamerica Government Money Market with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all shares at the end of those periods (unless otherwise indicated). The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Only the 1 year dollar amount shown below reflects TAM’s agreement to waive fees and/or reimburse fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If the shares are redeemed at the end of each period:

Share Class	1 year	3 years	5 years	10 years
A	$74	$230	$401	$894
C	$251	$468	$808	$1,768
I	$49	$158	$278	$626
R2	$82	$266	$466	$1,044
R4	$51	$171	$302	$684
I2	$31	$97	$169	$381
I3	$31	$97	$169	$381

If the shares are not redeemed:

Share Class	1 year	3 years	5 years	10 years
A	$74	$230	$401	$894
C	$151	$468	$808	$1,768
I	$49	$158	$278	$626
R2	$82	$266	$466	$1,044
R4	$51	$171	$302	$684
I2	$31	$97	$169	$381
I3	$31	$97	$169	$381

Principal Investment Strategies:

The fund is a government money market fund. The fund seeks to maintain a stable net asset value of $1.00 per share by investing in:

•	High-quality, U.S. dollar-denominated short-term money market securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities;

•	repurchase agreements that are fully collateralized by U.S. government securities or cash; and

•	cash.

The fund’s sub-adviser, BlackRock Investment Management, LLC (the “sub-adviser”), invests at least 99.5% of the fund’s total assets (plus the amount of borrowings, if any, for investment purposes) in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, it’s agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. Under normal circumstances, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations.

The fund will enter into repurchase agreements only with financial institutions that the sub-adviser determines are creditworthy. A financial institution must furnish collateral to the fund at least equal in value to the amount of its repurchase obligation. This collateral must consist of U.S. government securities or cash. The sub-adviser is responsible for ensuring that each repurchase agreement is eligible for purchase by the fund.

In managing the fund’s assets, the sub-adviser uses a combination of “top down” analysis of macroeconomic and interest rate environments and “bottom up” research of sectors and issuers. In the sub-adviser’s qualitative “top down” approach, the sub-adviser analyzes various fundamental and technical factors that may affect the movement of markets. In its “bottom up” research, the sub-adviser considers various fundamental and other factors, such as creditworthiness and collateral and covenants to specific markets and individual issuers.

The fund invests in securities with a maximum remaining maturity of 397 days or less (with certain exceptions) and maintains a dollar-weighted average fund maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The fund invests in accordance with the quality, maturity, liquidity and diversification requirements applicable to Rule 2a-7 under the Investment Company Act of 1940 and other rules of the Securities and Exchange Commission. The fund will only purchase securities that present minimal credit risk as determined by the sub-adviser pursuant to guidelines approved by the sub-adviser or the fund’s Board of Trustees.

The fund may invest in other government money market funds to the extent permitted by law.

If the fund takes a temporary defensive position, it will be more difficult for the fund to achieve its investment objective. Although the sub-adviser has the ability to take defensive positions, it may choose not to do so for a variety of reasons, including during volatile market conditions.

Principal Risks: You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

You should be aware that money market funds have, in the past, “broken the buck,” which means that investors did not receive $1.00 per share for their investment in those funds, and this could happen again. If a money market fund breaks the buck or if money market funds are perceived to be likely to do so, there could be significant redemptions from money market funds, driving market prices of securities down and making it more difficult for the fund to maintain a $1.00 per share net asset value.

As a government money market fund, the fund is not required to impose a fee upon sale of your shares (liquidity fees) or temporarily suspend your ability to sell shares if the fund liquidity falls below required minimums (redemption gates), and has no current intention to voluntarily impose such “liquidity fees” or “redemption gates”. However, the Board of Trustees reserves the right to impose liquidity fees and/or redemption gates in the future.

If one or more money market funds were to incur a sizeable loss or impose fees on redemptions or suspend redemptions, there could be significant redemptions from money market funds in general, potentially driving the market prices of money market instruments down and adversely affecting market liquidity.

There is no assurance that the fund will meet its investment objective. The fund could underperform short-term debt instruments, other money market funds or similar investments, or you could lose money. The following is a summary description of principal risks (in alphabetical order after certain key risks) of investing in the fund.

•

Market –A change in interest rates or a decline in the market value of a fund investment, lack of liquidity in the bond markets, adverse economic trends or events or political conditions, government actions, inflation, or other market events could cause the value of your investment in the fund, or its yield, to decline. While the fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment could go down.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, technology and data interruptions, natural disasters, and other circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. The COVID-19 pandemic has caused substantial market disruption and dislocation around the world including the U.S. During periods of market disruption, which may trigger trading halts, the fund’s exposure to the risks described elsewhere in the fund’s prospectus will likely increase. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

•

Government Money Market Fund – The fund operates as a “government” money market fund under applicable federal regulations. The fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the fund will be able to maintain a $1.00 share price. The fund does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “redemption gates” on fund redemptions, as permitted under the applicable regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the fund to impose such fees and gates in the future.

•

Repurchase Agreements – In a repurchase agreement, the fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the fund. The securities purchased serve as the fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the fund is entitled to sell the securities, but the fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the fund will not have a right to the securities, or the immediate right to sell the securities.

•

Interest Rate – The interest rates on short-term obligations held in the fund will vary, rising or falling with short-term interest rates generally. Interest rates in the United States have been at historically low levels. The fund’s yield will tend to lag behind general changes in interest rates. The ability of the fund’s yield to reflect current market rates will depend on how quickly the obligations in its portfolio mature and how much money is available for investment at current market rates. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

•

U.S. Government and Agency Obligations – Government agency obligations have different levels of credit support and, therefore, different degrees of credit risk. Securities issued by agencies and instrumentalities of the U.S. government that are supported by the full faith and credit of the U.S. government generally present a lesser degree of credit risk than securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the issuer’s right to borrow from the U.S. Treasury and securities issued by agencies and instrumentalities sponsored by the U.S. government that are supported only by the credit of the issuing agencies. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price.

•

Fixed-Income Securities – Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. The prices of fixed-income securities will generally go down when interest rates rise. Interest rates in the U.S. and certain foreign markets have been low relative to historic levels, so the fund faces a risk that interest rates may rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

•

Credit – An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the fund or a counterparty to a financial contract with the fund may be unable or unwilling to meet its financial obligations or its credit may be downgraded, or may be perceived to be less creditworthy, or the value of assets underlying a security may decline. A decline may be significant, particularly in certain market environments. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty. The degree of credit risk of a security or financial contract depends upon, among other things, the financial condition of the issuer and the terms of the security or contract.

•

Mortgage-Related Securities – The value of mortgage-related securities will be influenced by factors affecting the housing market. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the fund. Mortgage- backed securities may be issued by government-sponsored entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. government, such as Ginnie Mae. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. The value of mortgage-backed securities may be affected by changes in credit quality or value of the mortgage loans. Mortgage-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets. The structure of some of these securities may be complex and there may be less information available than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

•

Counterparty – The fund will be subject to the risk that the counterparties to derivatives, repurchase agreements and other financial contracts entered into by the fund or held by special purpose or structured vehicles in which the fund invests will not fulfill their contractual obligations. Adverse changes to counterparties (including derivatives exchanges and clearinghouses) may cause the value of financial contracts to go down. If a counterparty becomes bankrupt or otherwise fails to perform its obligations, the value of your investment in the fund may decline. In addition, the fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty.

•

Extension – When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.

•

Prepayment or Call – Many issuers have a right to prepay their income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

•

Management – The fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. The fund’s investment strategies may not work as intended or otherwise fail to produce the desired results. Any of these things could cause the fund to lag relevant benchmarks or other funds with similar objectives.

•

Active Trading – The fund may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would generally be subject to tax at ordinary income tax rates upon distribution. During periods of market volatility, active trading may be more pronounced.

•

Investments by Affiliated Funds and Unaffiliated Funds – A significant portion of the fund’s shares may be owned by other funds sponsored by Transamerica and/or parties not affiliated with Transamerica. Transactions by these funds may be disruptive to the management of the fund. For example, the fund may experience large redemptions and could be required to sell securities at a time when it may not otherwise desire to do so. Such transactions may increase the fund’s brokerage and/or other transaction costs and could also accelerate the realization of taxable capital gains in the fund. In addition, sizeable redemptions could cause the fund’s total expenses to increase.

•

Liquidity – The fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. As a general matter, a reduction in the willingness or ability of dealers and other institutional investors to make markets in fixed income securities may result in even less liquidity in certain markets. If the fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of less liquid or illiquid securities for an extended period (for example, several weeks or even longer), and such sale may involve additional costs. Liquidity of particular investments, or even an entire market segment, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the fund to sell. This may prevent the fund from limiting losses.

•

Redemption – The fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. The redemption by one or more large shareholders of their holdings in the fund could have an adverse impact on the remaining shareholders in the fund. In addition, the fund may suspend redemptions when permitted by applicable regulations.

•

Underlying Government Money Market Funds – The fund may invest in other government money market funds. Each of the underlying government money market funds in which the fund may invest has its own investment risks. There can be no assurance that the investment objective of any underlying government money market fund will be achieved. In addition, the fund will bear a pro rata portion of the operating expenses of the underlying government money market funds in which it invests.

•

Yield – The amount of income received by the fund will go up or down depending on day-to-day variations in short-term interest rates, and the fund’s expenses could absorb all or a significant portion of the fund’s income. If interest rates increase, the fund’s yield may not increase proportionately.

Performance

The bar chart and the table below provide some indication of the risks of investing in the fund. The bar chart shows how the fund’s performance has varied from year to year. The table shows the fund’s average annual total returns for different periods.

The fund’s performance reflects the effect of contractual and voluntary fee waivers and/or expense reimbursements by TAM and amounts recaptured by TAM under such arrangements.

Prior to May 1, 2016, the fund operated as a “prime” money market fund and invested in certain types of securities that the fund is no longer permitted to hold. Consequently, the performance information below might have been different if the current investment limitations had been in effect prior to the conversion to a government money market fund. Performance shown for periods prior to May 1, 2016 reflects the fund’s former investment strategy.

The fund acquired the assets and assumed the liabilities of three Transamerica Partners funds on October 13, 2017, and the fund was the accounting and performance survivor of the reorganizations. Former Transamerica Partners fund shareholders received Class R2, Class R4 or Class I3 shares of the fund in the reorganizations.

Prior to November 1, 2018, the fund had a different sub-adviser and used different investment strategies. The performance set forth prior to that date is attributable to a previous sub-adviser.

As with all mutual funds, past performance (before and after taxes) is not a prediction of future results. Updated performance information is available on our website at www.transamerica.com/individual/products/mutual-funds/performance/ or by calling 1-888- 233-4339.

Annual Total Returns (calendar years ended December 31) - Class A

7-DAY YIELD (as of December 31, 2019)

Class A = 0.99%

Quarter Ended Return

Class A
Best Quarter:	12/31/2018	0.44%
Worst Quarter:	3/31/2013	0.00%

Average Annual Total Returns (periods ended December 31, 2019)

	1 Year	5 Years	10 Years	Inception Date
Class A				03/01/2002
Return before taxes	1.54%	0.45%	0.23%
Return after taxes on distributions	0.91%	0.27%	0.14%
Return after taxes on distributions and sale of fund shares	0.91%	0.27%	0.14%
Class C (Return before taxes only)	-0.39%	0.13%	0.07%	11/11/2002
Class I (Return before taxes only)	1.79%	0.61%	0.32%	11/30/2009
Class I2 (Return before taxes only)	1.66%	0.33%	0.18%	11/15/2005
Class R2 (Return before taxes only)	1.46%	N/A	1.19%	10/13/2017
Class R4 (Return before taxes only)	1.76%	N/A	1.49%	10/13/2017
Class I3 (Return before taxes only)	1.97%	N/A	1.54%	05/19/2017

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-690-6903
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

Vote at the Virtual Special Meeting
To attend and vote at the virtual meeting, please register at https://viewproxy.com/TransamericaSmallCapCoreFund/broadridgevm

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	D17850-S02713	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

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THE BOARD RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.	For	Against	Abstain

1. Approval of a Plan of Liquidation to liquidate Transamerica Small Cap Core and distribute the liquidation proceeds to the shareholders of the Fund, all as described in the attached Proxy Statement.	☐	☐	☐

2. To transact such other business as may properly come before the Special Meeting and any adjournments or postponements thereof.	☐	☐	☐

Note: Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each shareholder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders of Transamerica Funds Scheduled To Be Held Virtually on July 30, 2020.

The Proxy Statement and Proxy Card for this Special Meeting are available at:

https://www.proxyvote.com

The Fund has elected to hold the Special Meeting of Shareholders as a virtual meeting. The details on how to participate are included in the Fund’s proxy statement and also posted on www.proxyvote.com.

You can register to attend the virtual shareholder meeting at https://viewproxy.com/TransamericaSmallCapCoreFund/broadridgevm.

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D17851-S02713

TRANSAMERICA FUNDS

PROXY CARD FOR A SPECIAL MEETING OF SHAREHOLDERS SCHEDULED

TO BE HELD VIRTUALLY ON JULY 30, 2020

The undersigned hereby appoints Marijn P. Smit, President of Transamerica Funds, and Erin D. Nelson, Secretary of Transamerica Funds, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote for the undersigned all shares of beneficial interest of Transamerica Small Cap Core with respect to which the undersigned is entitled to vote, as directed on the reverse side of this form. The undersigned is entitled to provide instructions at the Special Meeting of Shareholders of Transamerica Funds scheduled to be held as a virtual meeting on July 30, 2020, at 10:00 a.m. (Mountain time), and at any and all adjournments or postponements thereof, with all the power the undersigned would possess if personally present.

THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF TRANSAMERICA SMALL CAP CORE. This proxy card will be voted as instructed. If no specification is made, the proxy card will be voted “FOR” Proposal I.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.